EXHIBIT 10.5

                                SECOND AMENDMENT

                                     TO THE

                              EMPLOYMENT AGREEMENT

         WHEREAS, LADENBURG THALMANN FINANCIAL SERVICES INC. (f/k/a GBI Capital Management Corp.) (the "Parent"), a Florida corporation, GBI CAPITAL PARTNERS INC. (formerly known as Gaines, Berland Inc.) (the "Company"), a New York corporation and wholly-owned subsidiary of the Parent, and JOSEPH BERLAND (the "Executive") have entered into an employment agreement (the "Agreement"), dated August 24, 1999, a first amendment to the Agreement (the "First Amendment"), dated as of February 8, 2001, and a letter amendment (the "Letter Amendment," and together with the Agreement and First Amendment, the "Amended Agreement"), dated as of February 8, 2001;

         WHEREAS, the Company and the Executive desire to amend the Amended Agreement;

         WHEREAS, Section 13 of the Agreement provides that no modification of or addition to the Agreement or waiver or cancellation of any provision therein shall be valid except by a signed writing;

         NOW THEREFORE, in consideration of the promises and mutual representations, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Amended Agreement as follows:

         1. Effective August 1, 2001, the Executive's annual salary, as set forth in Section 3 of the First Amendment, is hereby amended to One Hundred Fifty Thousand Dollars ($150,000).

         2. Except as otherwise amended as hereinabove provided, the Amended Agreement shall remain in full force and effect.



         IN WITNESS WHEREOF, the parties have duly executed this Second Amendment to the Amended Agreement as of August 31, 2001.

LADENBURG THALMANN FINANCIAL SERVICES INC.  GBI CAPITAL PARTNERS INC.


  /s/ Victor M. Rivas                           /s/ Richard Rosenstock
By: _____________________________________   By:  _______________________________
     Name:  Victor M. Rivas                      Name:    Richard Rosenstock
     Title: CEO                                  Title:   President & CEO



/s/ Joseph Berland
___________________________
JOSEPH BERLAND,
EXECUTIVE